-----------------------------------------------------
COLONIAL MICHIGAN TAX-EXEMPT FUND   Semiannual report
-----------------------------------------------------
July 31, 1998

                                    [graphic omitted]

                          ----------------------------
                          Not FDIC   May Lose Value
                           Insured   No Bank Guarantee
                          ----------------------------

                  COLONIAL MICHIGAN TAX-EXEMPT FUND HIGHLIGHTS
                        FEBRUARY 1, 1998 - JULY 31, 1998

INVESTMENT OBJECTIVE: Colonial Michigan Tax-Exempt Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. Fund shares are also intended to be exempt from the Michigan intangibles tax.

PORTFOLIO MANAGER COMMENTARY: "The Fund was positioned for a declining interest rate environment. While interest rates did decline modestly during parts of the period, they experienced significant variability. Although the lack of strong market direction restrained performance of the portfolio's more interest rate sensitive bonds, Michigan's increasingly diversified economy, responsible fiscal management and significant financial reserves have helped support the prices of
many of the Fund's holdings."                                  - William Loring


                  COLONIAL MICHIGAN TAX-EXEMPT FUND PERFORMANCE


                                           CLASS A      CLASS B      CLASS C
Inception dates                            9/26/86       8/4/92       8/1/97
-----------------------------------------------------------------------------
Distributions declared per share(1)        $0.199        $0.171       $0.182
-----------------------------------------------------------------------------
SEC yields on 7/31/98(2)                    3.94%         3.37%        3.67%
-----------------------------------------------------------------------------
Taxable-equivalent SEC yields(3)            6.82%         5.84%        6.36%
-----------------------------------------------------------------------------
Six-month total returns, assuming           1.24%         0.84%        1.00%
reinvestment of all distributions and no
sales charge or contingent deferred
sales charge (CDSC)(4)
-----------------------------------------------------------------------------
    Net asset value per share on 7/31/98   $7.21         $7.21        $7.21

Quality Breakdown(5) (as of 7/31/98)     Top Five Sectors(5) (as of 7/31/98)
-----------------------------------------------------------------------------
AAA                           58.5%      Hospitals                     18.6%
AA                            14.4%      Local General Obligations     17.4%
A                             14.8%      Investor Owned                 9.1%
BBB                            7.0%      Refunded                       6.1%
Non-rated                      3.5%      Water & Sewer                  5.4%
Short-term Obligations         1.8%

(1) A portion of the Fund's income may be subject to the alternative minimum tax.
(2) The 30-day SEC yields on July 31, 1998, reflect the portfolio's earning power, net of expenses, and is expressed as an annualized percentage of the public offering price per share at the end of the period. If the Advisor or Distributor had not waived or borne certain Fund expenses, SEC yields would have been 3.88% for Class A shares, 3.31% for Class B shares and 3.31% for Class C shares.
(3) Taxable-equivalent SEC yields are based on the combined maximum effective 42.3% federal and Michigan income tax rates.
(4) Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(5) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.
     The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and will be taxable when distributed.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Colonial Michigan Tax-Exempt Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the semiannual report for Colonial Michigan Tax-Exempt Fund for the six-month period ended July 31, 1998.

Conditions for fixed-income investments varied during the period. Early on, interest rates were volatile, based on uncertainty over the effects of the Asian economic crisis on the U.S. economy. In response, bond prices rose. However, reports of stronger-than-expected economic growth during the spring had investors fearing the Federal Reserve Board might raise rates. In response, bond prices fell. This environment prevailed until the final months of the period, when weaker economic numbers hinting at slower growth encouraged fixed-income investors.

The tax-exempt bond market experienced price volatility similar to that of the broader U.S. government bond market. Early in the period, declines in long-term interest rates that occurred in the fourth quarter of 1997 helped stimulate the supply of municipal bonds early on in the period. Many issuers rushed to take advantage of low rates to refinance existing, higher coupon debt, as well as to finance new projects. The market found it difficult to absorb the unusually large increase in supply, and prices declined early in 1998. During this six-month period, municipal bond yields became very attractive in comparison to Treasury bonds. The increased investor demand that followed helped push municipal bond prices higher toward the end of July.

For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial Michigan Tax-Exempt Fund remains a suitable option for their investment portfolio.

The following report will provide you with more specific information on your Fund's performance and the municipal bond market. Thank you for choosing Colonial Michigan Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
September 10, 1998


Because market and economic conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

                           PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager of Colonial Michigan Tax-Exempt Fund. Mr. Loring is vice president of Colonial Management Associates, Inc. and has managed various Colonial municipal bond funds since 1986.

VARIABLE ECONOMIC AND MARKET CONDITIONS PREVAILED
Conditions for fixed-income investments varied during the period as investors weighed the fundamental strength of the U.S. economy against the potential for an economic slowdown caused by the crisis in Southeast Asia. Market sentiment regarding the likelihood of an interest rate increase by the Federal Reserve Board changed several times during the period. Uncertainty about the domestic economy's ability to produce continued growth without inflation caused bond prices to alternately rise and fall for much of the period. Bond prices rallied modestly near the end of July as the Federal Reserve Board signaled that no change in interest rates was imminent.

Like the broader bond market, the tax-exempt market also experienced alternately declining and rising prices. Supply and demand factors contributed to this volatility. Declines in long-term interest rates during the fourth quarter of 1997 led to an increased supply of municipal bonds that the market initially found difficult to absorb. However, as prices declined, and municipal bonds became more attractive to Treasury bonds, investor demand increased again, pushing prices back up during the second half of the period.

FUND POSITIONED TO BENEFIT FROM DECLINING INTEREST RATES
Based on our long-term outlook for low inflation and modest economic growth, we structured the portfolio to take advantage of a potential decline in interest rates. As we expected, the bond market rally of late 1997 continued in early 1998. The portfolio benefited from its holdings in low-income and non-callable bonds which tend to perform well in a declining-rate environment. However, over the remainder of the period, bond prices were volatile, reflecting investors' changing expectations about the strength and direction of the nation's economy. This unexpected volatility had a negative impact on the overall bond market and had a somewhat dampening effect on the Fund's low-income and non-callable holdings.

For the six months ended July 31, 1998, the total return for Class A shares was 1.24%, based on net asset value.

MICHIGAN ECONOMY CONTINUES TO DIVERSIFY
Michigan continued to make progress towards a more diversified economy. Various types of service-oriented employment such as business services, engineering and software development have increased in importance during the past decade. However, automotive-related businesses still account for about 14% of the State's employment base. This sector is particularly vulnerable to the economic crisis in Southeast Asia, as demand for relatively expensive American-produced autos may decline in favor of Asian imports. This threat to Michigan's economic expansion may restrict tax revenue growth in the months ahead. We have emphasized both industrial and geographic diversification among the portfolio's investments, to lessen any potential overdependence on sectors or regions with strong relationships to the automotive industry. Furthermore, we have significant holdings of revenue-backed bonds that should be less affected by declining tax receipts. We also believe that Michigan's conservative fiscal management, large budget surplus and substantial cash reserves may provide a cushion for a potential economic downturn.

OUTLOOK FOR A POSITIVE ECONOMIC AND MARKET ENVIRONMENT
Our long-term outlook remains positive. We expect that low inflation and modest economic growth will continue. Sustained high levels of productivity and global competition are likely to keep inflation pressure low. The economic slowdown in Asia should keep the U.S. economy from growing too fast. The current federal budget surplus may limit the government's need to borrow money, and thus, the need to issue Treasury securities. This could help create higher demand for alternative fixed-income investments, including tax-exempt bonds.

Considering these factors, the Fund will remain positioned for a declining interest rate environment. However, we do anticipate some variability in interest rates in the months to come. Therefore, we will continue to actively manage all aspects of the Fund to decrease the potential negative effects of rate volatility.

            COLONIAL MICHIGAN TAX-EXEMPT FUND INVESTMENT PERFORMANCE
                  VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                    Growth of $10,000 from 7/31/88 to 7/31/98
                     Based on NAV and POP for Class A Shares

                       NAV            POP          LEHMAN
--------------------------------------------------------------
Jul 31, 88          $10,000        $ 9,525        $10,000
Oct 31, 88           10,332          9,841         10,369
Jan 31, 89           10,592         10,089         10,594
Apr 28, 89           10.696         10,188         10,697
Jul 31, 89           10,851         10,335         11,218
Oct 31, 89           10,892         10,374         11,210
Jan 31, 90           11,005         10,482         11,445
Apr 30, 90           10,953         10,453         11,467
Jul 31, 90           11,471         10,926         11,995
Oct 31, 90           11,350         10,811         12,042
Jan 31, 91           11,776         11,217         12,503
Apr 30, 91           12,118         11,542         12,785
Jul 31, 91           12,318         11,733         13,043
Oct 31, 91           12,689         12,086         13,507
Jan 31, 92           12,968         12,352         13,867
Apr 30, 92           13,074         12,453         14,000
Jul 31, 92           13,852         13,194         14,835
Oct 30, 92           13,561         12,917         14,641
Jan 29, 93           14,270         13,592         15,230
Apr 30, 93           14,715         14,016         15,772
Jul 30, 93           14,981         14,269         16,146
Oct 29, 93           15,461         14,726         16,702
Jan 31, 94           15,863         15,110         17,098
Apr 29, 94           14,842         14,137         16,112
Jul 29, 94           15,232         14,509         16,449
Oct 31, 94           14,714         14,015         15,975
Jan 31, 95           15,282         14,556         16,489
Apr 28, 95           15,804         15,053         17,184
Jul 31, 95           15,865         15,112         17,744
Oct 31, 95           16,612         15,823         18,345
Jan 31, 96           17,289         16,467         18,971
Apr 30, 96           16,782         15,985         18,550
Jul 31, 96           17,152         16,337         18,914
Oct 31, 96           17,523         16,691         19,391
Jan 31, 97           17,694         16,854         19,700
Apr 30, 97           17,712         16,871         19,780
Jul 31, 97           18,848         17,952         20,854
Oct 31, 97           18,972         18,071         21,038
Jan 30, 98           19,629         18,697         21,692
Apr 30, 98           19,454         18,530         21,620
Jul 31, 98           19,873         18,929         22,103


                 GROWTH OF A $10,000 INVESTMENT MADE ON 7/31/88
                                  As of 7/31/98

---------------------------------------------------------------------------
      CLASS A                    CLASS B                    CLASS C
   NAV        POP           NAV         W/CDSC          NAV         W/CDSC
---------------------------------------------------------------------------
$19,873     $18,929       $19,005      $19,005        $19,782       $19,782
---------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 7/31/98
-----------------------------------------------------------------------------
                        CLASS A             CLASS B             CLASS C
INCEPTION               9/26/86              8/4/92              8/1/97
                     NAV       POP       NAV    W/CDSC       NAV      W/CDSC
-----------------------------------------------------------------------------
1 YEAR              5.44%     0.43%     4.63%  (0.37)%      4.96%     3.96%
-----------------------------------------------------------------------------
5 YEARS             5.81      4.79      5.02    4.69        5.72      5.72
-----------------------------------------------------------------------------
10 YEARS            7.11      6.59      6.63    6.63        7.06      7.06
-----------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charge (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or Distributor. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

                            INVESTMENT PORTFOLIO
                  JULY 31, 1998 (UNAUDITED, IN THOUSANDS)

MUNICIPAL BONDS - 99.8%                                     PAR        VALUE
----------------------------------------------------------------------------
 EDUCATION - 5.3%
 EDUCATION - 3.3%
 Oakland County Economic Development Corp.,
  Cranbrook Educational Community Project, Series B,
                               5.000%  11/01/17         $ 1,000   $      985
 Western Michigan University,
  Series 1993-A,
                               5.000%  07/15/21 (a)         750          729
                                                                  ----------
                                                                       1,714
                                                                  ----------
 STUDENT LOAN - 2.0%
 Higher Education Student Loan Authority,
  Series 17-A,
                               5.450%  06/01/07           1,000        1,045
                                                                  ----------

----------------------------------------------------------------------------
 HEALTHCARE - 21.5%
 HOSPITALS- 18.8%
 Chippewa County Hospital Finance Authority,
  County War Memorial Hospital, Series B,
                               5.625%  11/01/14             500          504
 Dickinson County,
  Memorial Hospital System,
  Series 1994,
                               8.125%  11/01/24             550          636
 Kalamazoo Hospital Finance Authority:
  Bronson Methodist Hospital,
  Series 1992-A,
                               6.250%  05/15/12           1,500        1,655
  Borgess Medical Center,
  Series 1994-A,
                               6.250%  06/01/14           1,785        2,048
 Petosky Hospital Finance Authority,
  Northern Michigan Hospitals, Inc.,
  Series 1998,
                               5.000%  11/15/18           1,000          971
 Royal Oak Hospital Finance Authority,
  William Beaumont Hospital,
  Series 1993-G,
                               5.250%  11/15/19           2,000        1,985
 Saginaw Hospital Finance Authority,
  Saginaw General Hospital,
  Series 1989,
                               7.625%  10/01/19             175          184
 State Hospital Finance Authority:
  Central Michigan Community Hospital,
  Series 1993-A,
                               6.000%  10/01/08             500          527
  Crittenton Hospital,
  Series 1992-A,
                               6.700%  03/01/07             750          817
  Detroit Medical Center,
  Series 1988-A,
                               8.125%  08/15/12              50           51
 Tawas City Finance Authority,
  St. Joseph Health System,
  Series 1998-A,
                               5.600%  02/15/13             250          260
                                                                  ----------
                                                                       9,638
                                                                  ----------
 LIFECARE - 0.5%
 Strategic Holland Home,
                               5.750%  11/15/18 (b)         250          247
                                                                  ----------
 NURSING HOMES - 2.2%
 Cheboygan County Economic
  Development Corp.,
  Metro Health Foundation Project, Series 1993,
                              10.000%  11/01/22             600          600
 Warren Economic Development Corp,
  Autumn Woods Project,
  Series 1992,
                               6.900%  12/20/22             500          530
                                                                  ----------
                                                                       1,130
                                                                  ----------

----------------------------------------------------------------------------
 HOUSING - 7.8%
 MULTI-FAMILY - 4.5%
 Grand Rapids Housing Finance Authority,
  Series A,
                               7.625%  09/01/23           1,500        1,645
 State Housing Development Authority:
  Series 1990-A,
                               7.700%  04/01/23             500          535
  Series 1991-B,
                               7.050%  10/01/12             130          140
                                                                  ----------
                                                                       2,320
                                                                  ----------
 SINGLE FAMILY - 3.3%
 State Housing Development Authority,
  Series 1994-D,
                               6.850%  06/01/26           1,580        1,692
                                                                  ----------

----------------------------------------------------------------------------
 OTHER - 9.7%
 POOL/BOND BANK - 3.6%
 State Municipal Bond Authority,
  Local Government Loan Program,
  Series 1992-D,
                               6.650%  05/01/12           1,000        1,086
 State Municipal Bond Authority,
  Revolving Fund,
                               5.125%  10/01/20             750          743
                                                                  ----------
                                                                       1,829
                                                                  ----------
 REFUNDED/ESCROWED (C) - 6.1%
 Battle Creek,
                               7.650%  05/01/22             750          886
 Redford Township Building Authority,
  Series 1992,
                               6.500%  11/01/13             675          744
 Rockford Public Schools,
  Series 1990,
                               7.375%  05/01/19             250          267
 State Hospital Finance Authority,
  Daughters of Charity-Providence,
  Series 1991,
                               7.000%  11/01/21           1,000        1,106
 Virgin Islands Public Finance
  Authority,
  Series 1992-A,
                               7.000%  10/01/02             125          139
                                                                  ----------
                                                                       3,142
                                                                  ----------

----------------------------------------------------------------------------
OTHER REVENUE - 1.6%
 HOTELS
 Detroit Economic Development Corp.,
  E.H. Assoc. Limited Partnership,
  Series 1992,
                               7.000%  06/01/12             750          803
                                                                  ----------

----------------------------------------------------------------------------
 TAX-BACKED - 35.2%
 LOCAL APPROPRIATED - 3.9%
 Wayne County Building Authority,
  Series 1996-A,
                               5.250%  06/01/16           2,000        2,020
                                                                  ----------
 LOCAL GENERAL OBLIGATIONS - 17.6%
 Lincoln Park School District:
                               5.000%  05/01/20           1,000          975
  Series 1998,
                               5.000%  05/01/18           1,000          983
 Okemos Public School District,
  Series 1993,
                              (d)      05/01/12             500          253
 Parchment School District,
  Series 1998,
                               5.000%  05/01/25 (b)       1,000          983
 Redford Unified School District,
  Series 1997,
                               5.000%  05/01/22           1,000          989
 Rochester Community School District,
                               5.000%  05/01/19           1,000          997
 St. Johns Public School District,
                               5.000%  05/01/21           1,000          989
 Western Townships Utilities
  Authority,
  Series 1989,
                               8.200%  01/01/18           1,000        1,037
 Williamston Community School District,
  Series 1996,
                               5.500%  05/01/25           1,725        1,828
                                                                  ----------
                                                                       9,034
                                                                  ----------
 SPECIAL NON-PROPERTY TAX - 2.3%
 Commonwealth of Puerto Rico
  Highway & Transportation Authority, Series Y,
                               6.250%  07/01/14           1,000        1,156
                                                                  ----------
 SPECIAL PROPERTY TAX - 4.9%
 Detroit Downtown Development Authority,
  Area No. 1 Projects:
  Series 1996-C,
                               6.200%  07/01/17           1,000        1,086
  Series 1996-D,
                               6.500%  07/01/10             700          758
 Oakland County,
  Preeble Creek Drainage District,
                               5.000%  05/01/11             100          101
 Romulus Tax Increment
  Finance Authority,
  Series 1994,
                               6.750%  11/01/19             500          551
                                                                  ----------
                                                                       2,496
                                                                  ----------
 STATE APPROPRIATED - 4.2%
 Commonwealth of Puerto Rico
  Public Buildings Authority:
  Series 1993-M,
                               5.700%  07/01/16             750          784
  Series 1995-A,
                               6.250%  07/01/14           1,200        1,388
                                                                  ----------
                                                                       2,172
                                                                  ----------
 STATE GENERAL OBLIGATIONS - 2.3%
 Commonwealth of Puerto Rico
  Aqueduct & Sewer Authority,
                               6.250%  07/01/12           1,000        1,153
                                                                  ----------

----------------------------------------------------------------------------
 TRANSPORTATION - 4.0%
 AIRPORT
 Wayne Charter County,
  Detroit Metropolitan Airport:
  Series 1994-B,
                               6.125%  12/01/24           1,000        1,078
  Series 1998-A,
                               5.000%  12/01/22           1,000          959
                                                                  ----------
                                                                       2,037
                                                                  ----------

----------------------------------------------------------------------------
 UTILITY - 14.7%
 INVESTOR OWNED - 9.3%
 St. Clair County Economic
  Development Corp.,
  Detroit Edison Co., Series 1993-AA,
                               6.400%  08/01/24           2,000        2,239
 State Strategic Fund,
  Detroit Edison Co.,
  Series BB,
                               7.000%  05/01/21           2,000        2,499
                                                                  ----------
                                                                       4,738
                                                                  ----------
 WATER & SEWER - 5.4%
 Detroit Water Supply System:
  Series A,
                               5.750%  07/01/12           1,310        1,434
  Series 1995-B,
                               5.550%  07/01/12 (a)       1,250        1,343
                                                                  ----------
                                                                       2,777
                                                                  ----------

 TOTAL MUNICIPAL BONDS  (cost of $47,733)                             51,143
                                                                  ----------

OPTIONS - 0.0%                                          CONTRACTS      VALUE
----------------------------------------------------------------------------
 September 1998 Treasury Bond Puts,
 Strike price 120, expiration 8/22/98                     3,000   $        2

 September 1998 Treasury Bond Calls,
 Strike price 124, expiration 8/22/98                     3,500           10
                                                                  ----------
TOTAL OPTIONS (cost of $62)                                               12
                                                                  ----------
TOTAL INVESTMENTS - 99.8% (cost of $47,795) (e)                       51,155
                                                                  ----------

SHORT-TERM OBLIGATIONS - 1.4%                               PAR
----------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
 CA Newport Beach Hoag Hospital,
                               3.450%  10/01/22             300          300
 IL State Educational Facilities Authority,
                               3.800%  12/01/25             100          100
 NM Farmington,
  Arizona Public Service Co.,
  Four Corners Project, Series 1994-B,
                               3.650%  09/01/24             200          200
 NY Niagara Mohawk, Series 1985-A,
                               3.600%  07/01/15             100          100
                                                                  ----------
TOTAL SHORT-TERM OBLIGATIONS                                             700
                                                                  ----------

OTHER ASSETS & LIABILITIES, NET - (1.2)%                               (630)
----------------------------------------------------------------------------

NET ASSETS - 100.0%                                               $   51,225
                                                                  ==========

NOTES TO INVESTMENT PORTFOLIO:
----------------------------------------------------------------------------

(a) These securities, or a portion thereof, with a total market value of $1,435, are being used to collateralize the delayed delivery purchases indicated in note (b) below and open calls on futures.
(b) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) Zero coupon bond.
(e) Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of July 31, 1998.

 See notes to financial statements.

                    STATEMENT OF ASSETS & LIABILITIES
                        JULY 31, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $47,795)                                $ 51,155
Short-term obligations                                                  700
                                                                   ---------
                                                                     51,855
Receivable for:
  Interest                                            $ 642
  Fund shares sold                                       19
Other                                                     6             667
                                                     -------       ---------
    Total Assets                                                     52,522

LIABILITIES
Payable for:
  Investments purchased                               1,227
  Distributions                                          68
Accrued:
  Deferred Trustees fees                                  1
Other                                                     1
                                                    -------
    Total Liabilities                                                 1,297
                                                                   ---------

NET ASSETS                                                         $ 51,225
                                                                   ========

Net asset value & redemption price per share -
Class A ($37,748/5,233)                                               $7.21(a)
                                                                   ========
Maximum offering price per share - Class A
($7.21/0.9525)                                                        $7.57(b)
                                                                   ========
Net asset value & offering price per share -
Class B ($12,525/1,736)                                               $7.21(a)
                                                                   ========
Net asset value & offering price per share -
Class C ($952/132)                                                    $7.21(a)
                                                                   ========

COMPOSITION OF NET ASSETS
Capital paid in                                                    $ 48,370
Overdistributed net investment income                                   (30)
Accumulated net realized loss                                          (475)
Net unrealized appreciation                                           3,360
                                                                   ---------
                                                                   $ 51,225
                                                                   ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JULY 31, 1998
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                            $ 1,451

EXPENSES
Management fee                                        $ 129
Service fee                                              39
Distribution fee - Class B                               47
Distribution fee - Class C                                2
Transfer agent fee                                       39
Bookkeeping fee                                          14
Trustees fee                                              5
Audit fee                                                10
Legal fee                                                 3
Custodian fee                                             2
Registration fee                                          8
Reports to shareholders                                   4
Other                                                     3
                                                      -----
                                                        305
Fees waived by the Adviser                              (23)
Fees waived by the Distributor - Class C                 (1)            281
                                                      -----         ------
       Net Investment Income                                          1,170
                                                                    -------


NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                           307
  Closed futures contracts                             (143)
                                                      -----
    Net Realized Gain                                                   164
Net unrealized depreciation
  during the period                                                    (711)
                                                                    -------
       Net Loss                                                        (547)
                                                                    -------
Increase in Net Assets from Operations                              $   623
                                                                    =======

See notes to financial statements.

                    STATEMENT OF CHANGES IN NET ASSETS

                                                 (Unaudited)
                                                  Six months
                                                     ended       Year ended
(in thousands)                                      July 31       January 31
                                                   --------        --------
INCREASE (DECREASE) IN NET ASSETS                    1998           1998(a)
Operations:
Net investment income                              $  1,170        $  2,473
Net realized gain                                       164             665
Net unrealized appreciation (depreciation)             (711)          2,110
                                                   --------        --------
    Net Increase from Operations                        623           5,248
Distributions:
From net investment income - Class A                   (927)         (1,914)
In excess of net investment income - Class A            (33)              -
In excess of net realized gains - Class A               (92)              -
From net investment income - Class B                   (257)           (544)
In excess of net investment income - Class B             (9)              -
In excess of net realized gains - Class B               (30)              -
From net investment income - Class C                    (12)             (2)
In excess of net investment income - Class C             (1)              -
In excess of net realized gains - Class C                (2)              -
                                                   --------        --------
                                                       (740)          2,788
                                                   --------        --------
Fund Share Transactions:
Receipts for shares sold - Class A                      614           1,091
Value of distributions reinvested - Class A             668           1,079
Cost of shares repurchased - Class A                 (2,023)         (4,816)
                                                   --------        --------
                                                       (741)         (2,646)
                                                   --------        --------
Receipts for shares sold - Class B                      323             649
Value of distributions reinvested - Class B             162             263
Cost of shares repurchased - Class B                   (542)         (2,213)
                                                   --------        --------
                                                        (57)         (1,301)
                                                   --------        --------
Receipts for shares sold - Class C                      845             100
Value of distributions reinvested - Class C              14               2
Cost of shares repurchased - Class C                     (9)              -
                                                   --------        --------
                                                        850             102
                                                   --------        --------
Net Increase (Decrease) from Fund Share
  Transactions                                           52          (3,845)
                                                   --------        --------
        Total Decrease                                 (688)         (1,057)

NET ASSETS
Beginning of period                                  51,913          52,970
                                                   --------        --------
End of period (net of overdistributed
and including undistributed net investment
income of $30 and $32, respectively)               $ 51,225        $ 51,913
                                                   ========        ========

(a) Class C shares were initially offered on August 1, 1997.

Continued on next page.
See notes to financial statements.

                STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                 (Unaudited)
                                                 Six months
                                                    ended         Year ended
                                                   July 31        January 31
                                                   --------        --------
(in thousands)                                       1998           1998(a)
NUMBER OF FUND SHARES
Sold - Class A                                           85             154
Issued for distributions reinvested - Class A            92             153
Repurchased - Class A                                  (279)           (684)
                                                   --------        --------
                                                       (102)           (377)
                                                   --------        --------
Sold - Class B                                           45              93
Issued for distributions reinvested - Class B            22              37
Repurchased - Class B                                   (75)           (313)
                                                   --------        --------
                                                         (8)           (183)
                                                   --------        --------
Sold - Class C                                          117              14
Issued for distributions reinvested - Class C             2              (b)
Repurchased - Class C                                    (1)              -
                                                   --------        --------
                                                        118              14
                                                   --------        --------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JULY 31, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial Michigan Tax-Exempt Fund (the Fund), a series of Colonial Trust V, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at July 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and Michigan state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge and will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

                    Average Net Assets         Annual Fee Rate
                    ------------------         ---------------
                     First $2 billion                0.50%
                     Over $2 billion                 0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc., (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. During the six months ended July 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $3,410 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $6,240, and none on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                  Valuation of shares            Annual
              outstanding on the 20th of           Fee
             each month which were issued         Rate
             ----------------------------        -------
              Prior to November 30, 1994          0.10%
             On or after December 1, 1994         0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.75% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: For the six months ended July 31, 1998, purchases and sales of investments, other than short-term obligations were $5,352,353 and $3,424,512, respectively.

Unrealized appreciation (depreciation) at July 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

           Gross unrealized appreciation             $3,413,534
           Gross unrealized depreciation                (53,198)
                                                     ----------
               Net unrealized appreciation           $3,360,336
                                                     ==========

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended July 31, 1998.

                                        FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                                           (Unaudited)
                                                                   Six months ended July 31
                                                          -------------------------------------------
                                                                             1998
                                                           Class A          Class B        Class C
                                                          -----------     -----------     -----------
Net asset value - Beginning of period                     $     7.320     $     7.320     $     7.320
                                                          -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                        0.173           0.145           0.156(b)
Net realized and unrealized gain (loss)                        (0.084)         (0.084)         (0.084)
                                                          -----------     -----------     -----------
   Total from Investment Operations                             0.089           0.061           0.072
                                                          -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.175)         (0.148)         (0.158)
In excess of net investment income                             (0.006)         (0.005)         (0.006)
In excess of net realized gains                                (0.018)         (0.018)         (0.018)
                                                          -----------     -----------     -----------
Total Distributions Declared to Shareholders                   (0.199)         (0.171)         (0.182)
                                                          -----------     -----------     -----------
Net asset value - End of period                           $     7.210     $     7.210     $     7.210
                                                          ===========     ===========     ===========
Total return(c)(d)(e)                                            1.24%           0.84%           1.00%
                                                          ===========     ===========     ===========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)(g)                                                   0.90%           1.65%           1.35%(b)
Net investment income(f)(g)                                      4.74%           3.99%           4.29%(b)
Fees and expenses waived or borne by the Adviser(f)(g)           0.09%           0.09%           0.09%
Portfolio turnover(e)                                               7%              7%              7%
Net assets at end of period (000)                         $    37,748     $    12,525     $       952

(a) Net of fees and expenses waived or borne by
    the Adviser which amounted to:
                                                          $     0.003     $     0.003     $     0.003
(b) Net of fees waived by the Distributor which amounted to  $0.011 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized

                                                         FINANCIAL HIGHLIGHTS

 Selected data for a share of each class outstanding throughout each period are as follows:
                                                                           Year ended January 31

-----------------------------------------------------------------------
                                                                    1998                                    1997
                                                    Class A        Class B        Class C(b)        Class A
Class B
                                                   --------        -------        -------           -------
-------
Net asset value -  Beginning of period             $  6.930        $ 6.930        $ 7.200           $ 7.130        $
7.130
                                                   --------        -------        -------           -------
-------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                              0.352          0.299          0.156(c)          0.354
0.302
Net realized and unrealized gain (loss)               0.386          0.386          0.122            (0.198)
(0.198)
                                                   --------        -------        -------           -------
-------
   Total from Investment Operations                   0.738          0.685          0.278             0.156
0.104
                                                   --------        -------        -------           -------
-------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.348)        (0.295)        (0.158)           (0.354)
(0.303)
In excess of net investment income                     --             --             --              (0.002)
(0.001)
                                                   --------        -------        -------           -------
-------
Total Distributions Declared to Shareholders         (0.348)        (0.295)        (0.158)           (0.356)
(0.304)
                                                   --------        -------        -------           -------
-------
Net asset value - End of period                    $  7.320        $ 7.320        $ 7.320           $ 6.930        $
6.930
                                                   ========        =======        =======           =======
=======
Total return(d)(e)                                    10.93%         10.11%          3.92%(f)
2.35%          1.58%
                                                   ========        =======        =======           =======
=======

RATIOS TO AVERAGE NET ASSETS
Expenses                                               0.90%(g)       1.65%(g)       1.35%(c)(g)(h)
0.89%(g)       1.64%(g)
Net investment income                                  4.95%(g)       4.20%(g)       4.35%(c)(g)(h)
5.12%(g)       4.37%(g)
Fees and expenses waived or borne by the Adviser       0.13%(g)       0.13%(g)       0.15%(g)(h)
0.12%(g)       0.12%(g)
Portfolio turnover                                       32%            32%            32%
25%            25%
Net assets at end of period (000)                  $ 39,048        $12,762        $   103           $39,606
$13,364

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                                    $ 0.009        $ 0.009        $ 0.010           $ 0.008        $
0.008
(b) Class C shares were initially offered on August 1, 1997.  Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred
    sales charge.
(e) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

                          FINANCIAL HIGHLIGHTS - CONT.

                            Year ended January 31
         ----------------------------------------------------------
                          1996                           1995
                 Class A        Class B         Class A        Class B
                 -------        -------         -------        -------
                 $ 6.660        $ 6.660         $ 7.340        $ 7.340
                 -------        -------         -------        -------

                   0.368          0.317           0.410          0.359
                   0.484          0.484          (0.689)        (0.689)
                 -------        -------         -------        -------
                   0.852          0.801          (0.279)        (0.330)
                 -------        -------         -------        -------

                  (0.382)        (0.331)         (0.401)        (0.350)
                   -              -               -              -
                 -------        -------         -------        -------
                  (0.382)        (0.331)         (0.401)        (0.350)
                 -------        -------         -------        -------
                 $ 7.130        $ 7.130         $ 6.660        $ 6.660
                 =======        =======         =======        =======
                  13.13%         12.30%          (3.66)%        (4.39)%
                 =======        =======         =======        =======


                   0.80%(g)       1.55%(g)        0.62%           1.37%
                   5.34%(g)       4.59%(g)        6.08%           5.33%
                   0.25%(g)       0.25%(g)        0.32%           0.32%
                     48%            48%             40%             40%
                 $43,308        $15,236         $41,844        $ 14,144


                 $ 0.017        $ 0.017         $ 0.022        $  0.022

(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) Annualized.

                                    FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                              Year ended January 31
                                           ----------------------------
                                                      1994
                                           Class A              Class B
                                           --------             -------
Net asset value -
   Beginning of period                     $  6.970             $ 6.970
                                           --------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                      0.404               0.351
Net realized and unrealized gain (loss)       0.356               0.356
                                           --------             -------
   Total from Investment
      Operations                              0.760               0.707
                                           --------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                   (0.390)             (0.337)
                                           --------             -------
 Net asset value -
   End of period                           $  7.340             $ 7.340
                                           ========             =======
Total return(b)(c)                           11.16%              10.36%
                                           ========             =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                      0.66%               1.41%
Net investment income                         5.61%               4.86%
Fees and expenses waived or borne by
   the Adviser                                0.33%               0.33%
Portfolio turnover                               7%                  7%
Net assets at end
  of period (000)                          $ 45,570             $15,030

(a) Net of fees and expenses waived or borne by the Adviser which amounted to:
                                           $  0.024             $ 0.024
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Adviser and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call us directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                 HOW TO REACH US
                               BY PHONE OR BY MAIL
BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ...........  press [1]

For account information ............................................  press [2]

To speak to a service representative ...............................  press [3]

For yield and total return information .............................  press [4]

For duplicate statements or new supply of checks ...................  press [5]

To order duplicate tax forms and year-end statements ...............  press [6]
(February through May)

To review your options at any time during your call.................  press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Michigan Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Michigan Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Michigan Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of Liberty Funds Distributor's Performance Update.

* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Stein Roe Advisor and Newport funds -- will change its name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

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